UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2022

BITMIS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-214469	98-1310024
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1-17-1 Zhaojia Road Xinglongtai District Panjin City, Liaoning Province People’s Republic of China	124000
(Address of principal executive offices)	(Zip Code)

+86 18515666707

(Registrant’s telephone number, including area code)

400 Blake St. Apt 3401, New Haven , Connecticut 06515

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any historical results and future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” and the following factors:

●	Our independent registered auditors have expressed substantial doubt about our ability to continue as a going concern.

●	We may continue to incur losses in the future, and may not be able to return to profitability, which may cause the market price of our shares to decline.

●	Our business plan is based on a relatively new model that may not be successful and we may not successfully implement our business strategies.

In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Item 1.01. Entry into a Material Definitive Agreement

The information contained in Item 2.01 below describes the agreement entered into effective as of December 30, 2022.

Item 2.01 Completion of Acquisition or Disposition of Assets

The Share Exchange with Cambell International Holding Limited

On December 30, 2022, we entered into a share exchange agreement (“Share Exchange Agreement”) with (i) Cambell International Holding Limited (“Cambell International”), a limited liability company incorporated in British Virgin Islands on September 23, 2020 and (ii) the shareholders of Cambell International (the “Cambell Shareholders”) to acquire all the issued and outstanding capital stock of Cambell International in exchange for the issuance to the Cambell Shareholders of an aggregate of 1,000,000 shares (the “Shares”) of our common stock and the transfer by Ms. Xiaoyan to the Cambell Shareholders of 9,000,000 shares of our Series A Preferred Stock owned by her (“Reverse Acquisition”). The Reverse Acquisition was closed on December 30, 2022.

None of Cambell International’s stockholders is a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and Cambell International acquired our shares in the Reverse Merger outside of the United States.

In issuing these securities to Cambell International’s stockholders, we relied upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and/or Regulation S promulgated by the U.S. Securities and Exchange Commission (the “SEC”). Among other things, the offer or sale was made in an offshore transaction and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. In addition, each of the recipients of the shares certified that he/she/it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person and agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

Business of Cambell International Holding Limited

Through its subsidiaries and interest in a variable interest entity in the Peoples Republic of China, primarily LiaoNing KangBaiEr Biotechnology Development Co., Ltd., Cambell International Holding Limited is focused on the research and development of extraction processes of natural β -carotene, as well as the production, distribution marketing and sales of natural β -carotene health food products. Natural β -carotene is a safe source of vitamin A which is an essential nurturant important for vision, growth, cell division, reproduction and immunity as well as containing antioxidant properties which offer protection from diabetes, heart disease and cancer.

Accounting Treatment; Change of Control

Pursuant to the “Reverse Acquisition,” Cambell International is deemed to be the acquirer. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Business Combination will be those of Cambell International and its consolidated subsidiaries and will be recorded at the historical cost basis of Cambell International, and the consolidated financial statements after consummation of the Business Combination will include the assets and liabilities of Cambell International and its subsidiaries and VIE, historical operations of Cambell International and its subsidiaries and VIE, and operations of Bitmis Corp. from the Closing Date of the Reverse Acquisition.

Pursuant to the Business Combination, a change of control of Bitmis Corp. occurred as of the Closing Date. Except as described in this Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Bitmis Corp.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Reverse Acquisition.

Item 3.02 Unregistered Sales of Equity Securities.

On December 30, 2022, we entered into a share exchange agreement (“Share Exchange Agreement”) with (i) Cambell International Holding Limited (“Cambell International”), a limited liability company incorporated in British Virgin Islands on September 23, 2020 and (ii) the shareholders of Cambell International (the “Cambell Shareholders”) to acquire all the issued and outstanding capital stock of Cambell International in exchange for the issuance to the Cambell Shareholders of an aggregate of 1,000,000 shares (the “Shares”) of our common stock and the transfer by Ms. Xiaoyan to the Cambell Shareholders of 9,000,000 shares of our Series A Preferred Stock owned by her (“Reverse Acquisition”). The Reverse Acquisition was closed on December 30, 2022.

None of Cambell International’s stockholders is a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and Cambell International acquired our shares in the Reverse Merger outside of the United States.

In issuing these securities to Cambell International’s stockholders, we relied upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and/or Regulation S promulgated by the U.S. Securities and Exchange Commission (the “SEC”). Among other things, the offer or sale was made in an offshore transaction and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. In addition, each of the recipients of the shares certified that he/she/it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person and agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

Item 5.01 Change in Control of Registrant.

Reference is made to the disclosure made under Item 1.01 and Item 2.01 which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the closing of the Reverse Takeover described above in Item 2.01 Ms, Xiaoyan Yuan our sole officer and director resigned from her positions as Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and sole director, and appointed the following person as Directors and Executive Officers of the Company effective with his resignation.

The following table sets forth certain information concerning our newly appointed director and executive officer:

Name	Age	Position
Ms. Sun Xiuzhi	66	Chief Executive Officer, Chief Financial Officer and Director

Ms. Sun Xiuzhi, Chief Executive Officer, Chief Financial Officer, and Director

Ms. Xiuzhi has served as the Company’s Chief Executive Office, Chief Financial Officer, and Director since the closing of the Reverse Acquisition on December 30, 2022. Since 2015 she has served as the Chairperson of Liaoning Kangbaier Biotechnology Development Co., Ltd, a company she founded which is focus on the research and development of technology related to natural β -carotene extraction as well as the commercialization of products derived from such technology. Ms. Xiuzhi attended Shenyang University of Technology.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is filed with this report:

Exhibit Number	Description
10.1	Share Exchange Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022
/s/ Xiaoyan Yuan
	Name:	Xiaoyan Yuan
	Title:	Chief Executive Officer and Director

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